UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2016

EVANS BREWING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54995	46-3031328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3815 S. Main Street, Santa Ana, CA	92707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 708-0082

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 24, 2016, Evans Brewing Company, Inc. (the “Company”) and Kodiak Capital Group, LLC (the “Investor”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) governing the terms of an equity investment by the Investor in the Company (the “Kodiak Financing”).

Pursuant to the terms of the Purchase Agreement, the Company issued 25,000 shares of the Company’s Common Stock to the Investor upon the execution of the Purchase Agreement. Further, subject to the filing of a registration statement and its effectiveness by the Securities and Exchange Commission, Kodiak Capital Group, LLC has agreed to purchase up to $1,000,000 of the Company’s Common Stock at a price equal to the greater of $2.50 per share or 70% of the lowest daily volume weighted average price of the Company’s Common Stock. Such sales of Common Stock by the Company to the Investor from time to time must occur prior to June 24, 2017 and will be consummated following the delivery of put notices from the Company to the Investor. Subject to the terms and conditions set forth in the Purchase Agreement, the Investor has committed to purchase the shares set forth in the Company’s put notices delivered from time to time.

In accordance with the terms of the Registration Rights Agreement, the Company will prepare promptly and file with the SEC by July 30, 2016, a registration statement covering the shares issued and issuable to the Investor in connection with the Kodiak Financing. The expenses of such registration will be borne by the Company.

The information set forth above is qualified in its entirety by reference to the actual terms of the Purchase Agreement and the Registration Rights Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 29, 2016, the Company issued a press release announcing the Kodiak Financing. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and the press release is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Equity Purchase Agreement dated as of June 24, 2016

10.2	Form of Registration Rights Agreement dated as of June 24, 2016

99.1	Press Release of Evans Brewing Company, Inc. dated June 29, 2016 (furnished herewith pursuant to Item 7.01)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS BREWING COMPANY, INC.
(Registrant)

Dated: June 29, 2016	/s/ MICHAEL J. RAPPORT
Michael J. Rapport, Chief Executive Officer

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